UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported):  May 20,  2015

LAKE SHORE BANCORP, inc.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 20, 2015, the Board of Directors of Lake Shore Bancorp, Inc. (the “Company”) amended the Company’s bylaws to provide that its nominating committee does not have to be comprised solely of independent directors as defined under NASDAQ listing standards. The Company disclosed its decision in its Definitive Proxy Statement filed with the Securities and Exchange Commission on April 9, 2015 to elect to be treated as a “controlled company” under NASDAQ Rule 5615(c) because more than 50% of the Company’s voting power is held by Lake Shore, MHC. As a controlled company, the Company is exempt from the NASDAQ requirements that members of the compensation committee and nominating committee be comprised solely of independent directors. This bylaw amendment will be filed with the Federal Reserve Bank of Philadelphia. The revised bylaws are filed herewith as Exhibit 3.2.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
3.2	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, inc.
By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: May 27,  2015